UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 7, 2025

KOPIN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-19882	04-2833935
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 North Drive, Westborough, MA 01581

(Address of principal executive offices) (Zip Code)

(508) 870-5959

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	KOPN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2025, the Kopin Corporation (the Company) announced that Mr. Erich Manz had joined the Company as its Chief Financial Officer. Mr. Manz is expected to start on September 2, 2025..

Before joining the Company, Mr. Manz was the Business Unit CFO of Allegro MicroSystems (NYSE: ALGM) where he led the financial structure, support, and oversight for the product business group. Mr. Manz spent over 25 years at Allegro MicroSystems in various roles from Reporting Manager, to Corporate Controller. Mr. Manz began his career at Serta in their accounting department and holds a bachelor’s degree in accounting from Bryant University.

In connection with his appointment, Mr. Manz and the Company entered into an offer letter, pursuant to which Mr. Manz will be an employee at will and will receive an annual base salary of $300,000, payable in accordance with the regular payroll practices of the Company. Additionally, Mr. Manz will receive 400,000 shares of restricted stock, which vest in 25% increments each December 10 beginning in 2026. Mr. Manz will also be entitled to an annual performance-based bonus opportunity in the form of cash and long-term awards, subject to approval by the Board’s Compensation Committee. Mr. Manz also will be eligible for the Company’s standard benefits package and to participate in all applicable group employee benefit plans and programs offered.

Item 7.01	Regulation FD.

The Company has issued a press release, dated August 7, 2025, announcing the foregoing leadership changes. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information furnished in Exhibit 99.1 hereto shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filings that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 7, 2025, entitled “Kopin Announces Appointment of Erich Manz as Chief Financial Officer.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kopin Corporation
(Registrant)

By:	/s/ Richard A. Sneider
Name:	Richard A. Sneider
Title:	Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: August 7, 2025